UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	May 4, 2017

              The Marcus Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

  (414) 905-1000

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Marcus Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders on May 4, 2017 (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s shareholders at the Annual Meeting.

(i)       Elect eleven directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen H. Marcus	101,367,177.225	1,113,500.604	1,152,149.000
Gregory S. Marcus	101,836,096.467	644,581.362	1,152,149.000
Diane Marcus Gershowitz	101,265,994.467	1,214,683.362	1,152,149.000
Allan H. Selig	99,714,448.339	2,766,229.490	1,152,149.000
Timothy E. Hoeksema	101,380,884.568	1,099,793.261	1,152,149.000
Bruce J. Olson	101,266,924.994	1,213,752.835	1,152,149.000
Philip L. Milstein	101,315,074.128	1,165,603.701	1,152,149.000
Bronson J. Haase	101,315,074.128	1,165,603.701	1,152,149.000
Brian J. Stark	101,899,171.655	581,506.174	1,152,149.000
Katherine M. Gehl	101,706,665.128	774,012.701	1,152,149.000
David M. Baum	101,977,657.655	503,020.174	1,152,149.000

(ii)       Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,737,662.450	708,145.354	34,870.025	1,152,149.000

(iii)       Advisory vote to determine the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
98,477,057.912	17,695.820	3,972,862.469	13,061.628	1,152,149.000

In light of the voting results with respect to this proposal, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

(iv)       Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

Votes For	Votes Against	Abstentions
103,558,674.079	68,823.157	5,329.593

(v)       Approve the material terms of the performance goals under the Company’s amended and restated 2004 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,000,179.802	468,573.680	11,924.347	1,152,149.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: May 8, 2017	By:	/s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer